                                                                Exhibit 10.20

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of April __, 1996, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware Corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware Corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as a "Borrower" and collectively, "Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation ("Aegis Holding"), AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LEICHTUNG OF MICHIGAN, INC., a Michigan corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each individually a "Guarantor" and collectively, "Guarantors").


                              W I T N E S S E T H:


                  WHEREAS, Borrowers, Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996 (the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

                  WHEREAS, Borrowers and Guarantors have requested that Lender
(a) provide temporary, supplemental revolving loans to HDPI of up to the maximum amount of Four Million Dollars ($4,000,000) at any one time outstanding, (b) reduce, on a temporary basis, the required maintenance levels under certain financial covenants contained in the Loan Agreement, (c) release a portion of certain loan availability reserves previously established, and establish a permanent availability reserve in the amount of One Million Dollars ($1,000,000), and (d) enter into certain related amendments to the Loan Agreement and agreements in connection therewith;

                  WHEREAS, the parties to the Loan Agreement desire to enter into this Second Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate the foregoing, to the extent set forth herein, and subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.       Definitions.

                           (a) Additional Definitions. As used herein or in any
of the other Financing Agreements, the following terms shall have the respective meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                                    (i) "Supplemental Revolving Inventory Loans"
shall have the meaning given in Section 2(a) of this Amendment.

                                    (ii) "Hanover Rights Offering" shall mean
the proposed offering by Hanover of rights to purchase shares of common stock of Hanover, for an aggregate gross issuance price of approximately $40,000,000, as described in the press release, dated March 7, 1996, issued by Hanover, a copy of which is annexed as Exhibit A hereto, and the consummation of the transactions involving the exercise of such rights and the issuance of Hanover's common stock in respect of such exercise, including the standby purchase of any of such common stock by NAR.

                                    (iii) "Permanent Availability Reserve" shall
have the meaning given in Section 3(a) of this Amendment.

                                    (iv) "Temporary Loan Period" shall mean the
period commencing on the date hereof and ending on the earlier of (A) June 15, 1996 and (B) the first date of issuance of common stock of Hanover upon the exercise of the rights under, and/or in the case of NAR, its standby purchase of common stock of Hanover pursuant to, the Hanover Rights Offering (regardless of the actual number of rights exercised or shares issued or the amounts received by Hanover from such issuance or exercise).

                           (b) Interpretation. For purposes of this Amendment,
unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

                  2. Supplemental Revolving Inventory Loan Availability.

                           (a)  Subject to the terms and conditions contained
herein and all of the terms and conditions of the Loan Agreement as amended hereby, Lender agrees that, after giving effect to the adjustments to certain availability reserves described in Section 3 hereof, to make available to HDPI from time to time during the Temporary Loan Period and permit to remain outstanding during the Temporary Loan Period, additional Revolving Inventory Loans in the aggregate principal amount of Four Million Dollars ($4,000,000) at any one time outstanding in excess of the aggregate amount of Revolving Inventory Loans otherwise determined by Lender to be available to HDPI pursuant to Section 2.1(b) of the Loan Agreement (the "Supplemental Revolving Inventory Loans").

                           (b) The Supplemental Revolving Inventory Loans (i)
shall constitute part of and shall be deemed Revolving Inventory Loans, and as such shall constitute Obligations of HDPI, for all purposes under the Loan Agreement and the other Financing Agreements, except that during the Temporary Loan Period the sublimit on Revolving Inventory Loans to HDPI contained in
Section 2.2(b) shall not be applicable to the Supplemental Revolving Inventory Loans, (ii) shall be subject to (A) Lender's right to establish reserves against availability of Revolving Loans and Letter of Credit Accommodations pursuant to
Section 2.6 of the Loan Agreement, and all the other terms and conditions set forth herein and in the Loan Agreement and the other Financing Agreements, except as expressly set forth in clause (i) of this Section , (iii) shall be repaid on or prior to the expiration of the Temporary Loan Period in accordance with the provisions of this Amendment, the Loan Agreement as amended hereby and the other Financing Agreements, and (iv) shall be secured by all of the Collateral.

                  3. Release of Part of Existing Availability Reserves; Establishment of Permanent Availability Reserve.

                           (a) In place of Lender's continued maintenance of the
reserve against Revolving Loan Availability as provided in paragraph 2 of the letter agreement re: Post-Closing Items, dated November 14, 1995, among Lender and Borrowers, Lender shall release the remaining unreleased portion of such reserve, except for $1,000,000 thereof, which shall be maintained at all times hereafter by Lender as a permanent reserve against the Revolving Loan availability of HDPI (the "Permanent Availability Reserve"), and the provisions of such letter agreement providing for release of such previously established availability reserve shall be of no further force and effect.

                           (b) The Permanent Availability Reserve shall be in
addition to, and not in limitation of, the rights of Lender to establish other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.

                  4. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, HDPI shall pay to Lender a fee for entering into this Amendment in the amount of Forty Thousand Dollars ($40,000), which amount is fully earned and payable as of the date hereof and may be charged directly to HDPI's loan account maintained by Lender in respect of the Revolving Loans.

                  5. Consolidated Working Capital. Notwithstanding Section 6.19 of the Loan Agreement, as of the end of each fiscal month occurring during the period commencing on the date hereof and ending on the last day of the Temporary Loan Period, Hanover shall only be required to maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than Twenty One Million Dollars ($21,000,000). As of the end of each fiscal month ending after the last day of the Temporary Loan Period, Hanover shall maintain Consolidated Working Capital as provided in Section 6.19 of the Loan Agreement.

                  6. Consolidated Net Worth. Notwithstanding Section 6.20 of the Loan Agreement, as of the end of each fiscal month occurring during the period commencing on the date hereof and ending on the last day of the Temporary Loan Period, Hanover shall only be required to maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of at least Seventy-Five Million Dollars ($75,000,000). As of the end of each fiscal month ending after the last day of the Temporary Loan Period, Hanover shall maintain Consolidated Net Worth as provided in Section 6.20 of the Loan Agreement.

                  7. Hanover Rights Offering. Upon receipt of proceeds of the Hanover Rights Offering, net of commissions and expenses relating thereto, Hanover shall use all such net proceeds, to the extent necessary to satisfy fully the following requirement, to make a capital contribution or intercompany advance (i) to HDPI to be used by HDPI to repay to Lender all Supplemental Revolving Inventory Loans then outstanding, and (ii) to the Borrowers (including
HDPI), to the extent the outstanding Obligations (excluding the aggregate outstanding principal amount of the Term Loans) exceeds the aggregate amount of Revolving Loans determined by Lender pursuant to the lending formulas and subject to the sublimits and reserves provided for or established pursuant to the Loan Agreement as amended hereby, to be used by the respective Borrowers to repay to Lender such excess, in each case under clauses (i) and (ii) before using any such proceeds for any other purpose, whether contemplated by the March 7, 1996 press release annexed hereto as Exhibit A, or otherwise.

                  8. New Collateral Locations. For purposes of clarifying the scope of Section 5.7(b) of the Loan Agreement, the movement of Inventory or Equipment or other Collateral of a Borrower or Guarantor to a location which has been disclosed on Exhibit C to the Loan Agreement as a location of Collateral of that type of another Borrower or Guarantor, but not that particular Borrower or Guarantor, shall be considered the opening of a new location, subject to the prior notice and other requirements provided in or contemplated by Section 5.7(b). Concurrently herewith, Borrowers and Guarantors shall deliver an updated Exhibit C to the Loan Agreement and shall execute or cause to be executed and/or delivered such additional UCC financing statements and other agreements provided in or contemplated by Section 5.7(b) or in connection with the mergers referred to in Section 9 hereof, in each case as Lender shall require with respect to any Collateral locations for particular Borrowers or Guarantors that were not originally shown on Exhibit C to the Loan Agreement as Collateral locations as to any type(s) of Collateral for those particular Borrowers or Guarantors.

                  9. Certain Mergers. Anything contained in Section 6.7 of the Loan Agreement to the contrary notwithstanding, the mergers of certain Guarantors as described in the footnotes appearing on the updated Exhibit C to the Loan Agreement delivered pursuant to Section 8 of this Amendment are hereby acknowledged and approved by Lender, Borrowers and Guarantors as of the effective dates thereof.

                  10. Pledge of Note Payable to LWI. Upon execution and delivery of the promissory note to be executed by Woodworkers Supply, Inc., payable to LWI Holdings, Inc. in connection with the Asset Purchase Agreement, dated March 29, 1996, by and among LWI Holdings, Inc., Hanover and Woodworkers Supply, Inc., LWI Holdings, Inc. shall deliver to Lender, as pledgee pursuant to the Loan Agreement, such note together with an allonge indorsement affixed to such note providing for the payment of all amounts due thereunder to the order of Lender.

                  11. Representations and Warranties. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                           (a) This Amendment has been duly authorized, executed
and delivered by all necessary action of each of the Borrowers and Guarantors which is a party hereto, and is in full force and effect, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                           (b) All of the representations and warranties set
forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, and except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (c) After giving effect to the provisions of this
Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                  12. Conditions Precedent. Concurrently with the execution hereof, and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this
Amendment:

                           (a) Lender shall have received an original of this
Amendment, in form and substance satisfactory to Lender and its counsel, duly authorized, executed and delivered by Borrowers and Guarantors; and

                           (b) each of Borrowers and Guarantors shall deliver,
or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

                  13. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement and no changes or modifications to the Subordination Agreement dated November 14, 1995 between IMR and Lender, or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

                  14. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  15. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                  16. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  17. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                       CONGRESS FINANCIAL CORPORATION

                                       By: /s/ Janet S. Last
                                          -------------------------

                                       Title: Vice President
                                             ----------------------


                                       HANOVER DIRECT PENNSYLVANIA, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: /s/ Executive Vice President
                                             ----------------------

                                       BRAWN OF CALIFORNIA, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: /s/ Vice President
                                             ----------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       GUMP'S BY MAIL, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: Executive Vice President
                                             ----------------------


                                       GUMP'S CORP.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: President
                                             ----------------------

                                       THE COMPANY STORE, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: Vice President
                                             ----------------------


                                       TWEEDS, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: Vice President
                                             ----------------------


                                       LWI HOLDINGS, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: President
                                             ----------------------

                                       AEGIS CATALOG CORPORATION

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: President
                                             ----------------------


                                       HANOVER DIRECT VIRGINIA INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: President
                                             ----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       HANOVER REALTY, INC.

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: President
                                             ----------------------

                                       THE AUSTAD COMPANY

                                       By: /s/ Wayne Garten
                                          -------------------------

                                       Title: Vice President
                                             ----------------------


By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------

AEGIS RETAIL CORPORATION

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------

AEGIS SAFETY HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AEGIS VENTURES, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------


AMERICAN DOWN & TEXTILE COMPANY

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------


BRAWN WHOLESALE CORP.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------


THE COMPANY FACTORY, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------


THE COMPANY OFFICE, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------

COMPANY STORE HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title: Vice President
       ----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


GUMP'S CATALOG, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------

GUMP'S HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


HANOVER CASUALS, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


HANOVER CATALOG HOLDINGS, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


HANOVER FINANCE CORPORATION

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER LIST MANAGEMENT, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


HANOVER VENTURES, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


LEICHTUNG OF MICHIGAN, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


LWI RETAIL, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


SCANDIA DOWN CORPORATION

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


TWEEDS OF VERMONT, INC.

By: /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


YORK FULFILLMENT COMPANY, INC.

By:  /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------


AUSTAD HOLDINGS, INC.

By:  /s/ Edward J. O'Brien
    -------------------------

Title:  Vice President
       ----------------------